                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY

                                             FOURTH AMENDMENT AND WAIVER dated
                                    as of March 31, 2003 (this "Amendment"), to the Credit Agreement dated as of September 28, 2000, as amended and restated as of April 11, 2001, and amended by the First Amendment dated as of October 31, 2001, the Second Amendment dated as of December 14, 2001 and the Third Amendment dated as of March 29, 2002 (the "Credit Agreement") and the Security Agreement dated as of September 28, 2000 (the "Security Agreement") among CCL Historical, Inc., formerly named CoreComm Limited (the "Parent"), ATX Communications, Inc., formerly named CoreComm Holdco, Inc. ("CCI"), CoreComm Communications, Inc. (the "Borrower"), the lenders party thereto (the "Lenders") and JPMorgan Chase Bank, as administrative agent and collateral agent (in such capacity, the "Agent").

                  WHEREAS, the Borrower, CCI and the Parent have requested that the Lenders (such term and other capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement) approve amendments to certain provisions of the Credit Agreement and waive certain provisions thereof; and

                  WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments and waivers to the Credit Agreement;

                  ACCORDINGLY, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Waivers. Upon effectiveness of this Amendment in accordance with Section 6 hereof, each Lender hereby agrees to waive, until January 31, 2004, compliance by the Parent, CCI and the Borrower with the covenants set forth in Section 6.13, 6.19, 6.20, 6.21 and 6.22 of the Credit Agreement; provided, however, that such waiver shall automatically expire on January 31, 2004 with the same effect as if it had never been granted.

                  2. Amendment of Credit Agreement. Upon the effectiveness of this Amendment in accordance with Section 6 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.01 is amended by adding the following definitions in the appropriate alphabetical order:

                           "Operating Cash Flow" means, for any period,
                  Consolidated EBITDA for such period minus the aggregate amount of Capital Expenditures during such period.

                           "Payment Deferral Period" means the period from and
                  including March 12, 2003, to and excluding February 2, 2004.

                  (b) Section 2.09 of the Credit Agreement is amended by:

                           (i) deleting the word "quarterly" in paragraph (a)
                  thereof and replacing each reference to "December 31, 2003" in paragraph (a) with a reference to "February 2, 2004"; and

                           (ii) replacing the reference to "December 31, 2003",
                  in paragraph (c) thereof with a reference to "February 2, 2004".

                  (c) Section 2.10(c) is amended by deleting the proviso thereto in its entirety.

                  (d) Section 2.12(d) is amended to read in its entirety as follows:

                           "(d) Accrued interest on each Loan shall be payable
                  in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) payment of accrued interest on each Loan that would otherwise be payable on an Interest Payment Date occurring during the Payment Deferral Period ("Deferred Interest") shall be deferred until February 2, 2004, on which date all such Deferred Interest shall be due and payable in full, (ii) all amounts of Deferred Interest shall bear interest on each day from the Interest Payment Date therefor referred to in clause (i) above until the date on which such Deferred Interest is paid at a rate per annum equal to the Alternate Base Rate plus 5.50%, and all such interest shall be due and payable on February 2, 2004, (iii) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (iv) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period) or of any Deferred Interest, accrued interest on the principal amount or amount of Deferred Interest repaid or prepaid shall be payable on the date of such repayment or prepayment and (v) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor accrued interest on such Loan shall be payable on the effective date of such conversion."

                  (e) Section 2.12 is further amended by adding a new paragraph
         (f) thereto to read as follows:

                           "(f) Notwithstanding the foregoing or any provision
                  to the contrary in this Agreement, (i) all outstanding Eurodollar Loans shall automatically be (and be deemed to have been) converted to ABR Loans on and as of March 12, 2003, and all Loans shall bear interest on each day during the Payment Deferral Period at a rate per annum equal to the Alternate Base Rate plus 5.50%; provided, however, that the provisions of paragraph (c) shall not apply to any unpaid principal of or interest on Loans during the Payment Deferral Period and (ii) except for the Interest Payment Date occurring on March 12, 2003, the Interest Payment Dates for all Loans during the Payment Deferral Period will be the last day of each calendar month, commencing with March 31, 2003, and concluding with January 31, 2004."

                  (f) Sections 5.14, 5.16 and 5.18 of the Credit Agreement are deleted with the same effect as if such Sections had never been included in the Credit Agreement.

                  (g) Section 6.09(a) is amended by deleting clause (iv) thereof in its entirety and the proviso to clause (ii) of Section 6.09(b) is amended to read as follows: "provided, that any payment of interest accruing (x) under the ATX Note shall be made only with common stock of CCI and (y) under CCI's 10.75% Convertible PIK Notes shall be made only in additional 10.75% Convertible PIK Notes or with common stock of CCI;"

                  (h) Section 6.14 is amended to read in its entirety as follows:

                           "SECTION 6.14. Minimum On-Net Access Lines. The
                  Borrower, CCI and the Parent will not permit the number of On-Net Access Lines, on any date set forth below, to be less than the number indicated below for such date:

                                     Minimum On-Net
       Date                           Access Lines
       ----                           ------------
March 31, 2003                          197,000
June 30, 2003                           200,000
September 30, 2003                      208,000
December 31, 2003                       218,000"

                  (i) Section 6.15 is amended to read in its entirety as follows:

                           "SECTION 6.15. Minimum Consolidated Service Revenue.
                  The Borrower, CCI and the Parent will not permit Consolidated Service Revenue for any fiscal quarter ending on March 31, 2003, June 30, 2003, September 30, 2003, or December 31, 2003
                  to be less than $65,000,000."

                  (j) Section 6.23 is amended to read in its entirety as follows:

                           "SECTION 6.23. Maximum Capital Expenditures. The
                  Borrower, CCI and the Parent will not permit Capital Expenditures of the Parent, CCI, the Borrower and the other Restricted Subsidiaries in either period of two consecutive fiscal quarters set forth below to exceed the amount set forth below opposite such period:

     Period of Two                      Maximum Capital
Fiscal Quarters Ending                    Expenditures
----------------------                    ------------
June 30, 2003                            $  5,198,000
December 31, 2003                           5,212,000

                  ; provided, however, that the amount of Capital Expenditures in the period of two consecutive fiscal quarters ending December 31, 2003 permitted to be incurred pursuant to the table above shall be increased by an amount equal to the unused Capital Expenditures permitted pursuant to the table above for the period of two consecutive fiscal quarters ending June 30, 2003."

                  (k) Article VI of the Credit Agreement is amended by adding a new Section 6.27 to read as follows:

                           "SECTION 6.27. Minimum Operating Cash Flow. The
                  Borrower, CCI and the Parent will not permit Operating Cash Flow for any fiscal quarter set forth below to be less than the amount set forth below opposite such period:

Fiscal Quarter Ending               Minimum Operating Cash Flow
---------------------               ---------------------------
March 31, 2003                              $   (832,000)
June 30, 2003                                    364,000
September 30, 2003                               487,000
December 31, 2003                                596,000

                  (l) Article VI of the Credit Agreement is amended by adding a new Section 6.28 to read as follows:

                           "SECTION 6.28. Settlement of Claims. On and after
                  March 31, 2003, the Borrower, CCI and the Parent will not, and will not cause or permit any Restricted Subsidiary to, make any payment or transfer any assets in payment, satisfaction, compromise or settlement of all or any portion of a Specified Claim in an aggregate cumulative amount with respect to any such Specified Claim in excess of $500,000 (any such assets transferred being valued at their fair market value for purposes of determining compliance with such limitation), unless, in each case, the Required Lenders have given their prior written consent to such payment or transfer. For purposes of the foregoing, the term "Specified Claim" means any claim asserted in any litigation or arbitration proceeding against the Borrower, CCI, the Parent or any Subsidiary that was pending on March 31, 2003, and any claim at any time asserted in any litigation or arbitration proceeding against any such Person relating to or in respect of the Convertible Notes or the 10.75% Convertible PIK Notes of CCI."

                  (m) Article VII of the Credit Agreement is amended by (i) deleting clause (p) thereof and (ii) replacing the reference to "$2,000,000" in clause (k) thereof with a reference to "$500,000" and adding the following proviso at the end of clause (k):

                  "provided, however, that the existing $1,080,000 judgment in favor of Easton Telecom shall not result in an Event of Default hereunder so long as no portion of any such judgment is paid and no attachment of or levy upon any assets of the Parent, CCI, the Borrower or any other Restricted Subsidiary having assets in excess of $20,000 is legally effected to enforce such judgment;"

                  3. Amendment of Security Agreement. Upon the effectiveness of this Amendment in accordance with Section 6 hereof, the Security Agreement is hereby amended as follows:

                  (a) The definition of "Collateral" in Section 1.01 is hereby amended and restated in its entirety as follows:

                           "Collateral" shall mean all (a) Accounts Receivable,
                  (b) Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts (g) Investment Property,
                  (h) any Proceeds, (i) all other assets, rights and interests that uniquely reflect or embody goodwill associated with the Trademarks and (j) all Commercial Tort Claims; provided that "Collateral" shall not include Excluded Assets.

                  (b) Section 1.01 is amended by adding the following definition in the appropriate alphabetical order:

                           "Commercial Tort Claims" shall mean any and all
                  right, title and interest of any Grantor in any Commercial Tort Claim, including but not limited to claims that are the subject of pending litigation against Ameritech and certain of its affiliates (Ohio Bell Telephone d/b/a Ameritech vs. CoreComm Newco, Inc., C.A. No. 1:01CV02057 (N.D. Ohio, Eastern Division)) and Verizon Communications, Inc. and certain of its affiliates (Verizon Communications, Inc., et. al vs. ATX Communications, Inc., et al. C.A. No. 02-1374 (SLR) (D. Del)).

The amendments to the Security Agreement effected hereby shall not, by implication or otherwise, affect any security interest in Commercial Tort Claims or General Intangibles existing under the Security Agreement prior to the effectiveness of this Amendment.

                  4. No Other Amendments or Waivers; Confidentiality. (a) Except as expressly amended and waived hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

                  (b) The Borrower, CCI and the Parent will not, and will not permit any Subsidiary to, name or identify the Lenders in any press release, public communication or governmental filing made of or with respect to this Amendment or relating to the subject matter hereof (including pursuant to the filing of any signature pages hereto). The provisions of this paragraph (b) will be deemed a covenant under Article VI of the Credit Agreement the breach of which will result in an immediate Event of Default under Article VII of the Credit Agreement.

                  5. Representations and Warranties. After giving effect to this Amendment, each Loan Party hereby represents and warrants to the Agent and the Lenders that:

                  (a) As of the date hereof, no Default or Event of Default has occurred and is continuing;

                  (b) Except as set forth in Exhibit A to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); and

                  (c) No fee or other compensation has been or will be paid to the Agent or any Lender (other than as set forth in this Amendment) that is in any way intended to compensate the Agent or such Lender for its agreement to the terms of this Amendment, and no contractual relationship currently exists or is contemplated between the Agent or any Lender and the Borrower (other than as set forth in this Amendment) that is in any way intended to compensate the Agent or such Lender for its agreement to the terms of this Amendment.

                  6. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Effective Date"):

                  (a) The Agent shall have received counterparts hereof duly executed and delivered by the Parent, CCI, the Borrower, each of the other Loan Parties, the Agent and each of the Lenders.

                  (b) The Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by an Loan Party hereunder or under any Loan Document, in each case to the extent invoiced on or prior to the Effective Date.

In the case of provisions relating to changes in interest rates, deferrals of interest payments and conversions of outstanding Loans to ABR Loans, this Amendment will be retroactively effective to the dates specified herein for such changes, deferrals and conversions.

                  7. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore and Wachtell Lipton Rosen & Katz, counsel for the Agent, and of FTI Consulting, Inc., advisor to the Agent.

                  8. Governing Law; Counterparts. (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the signature pages hereof.

                                                   EXHIBIT A TO FOURTH AMENDMENT

         These Schedules are intended to update, solely for purposes of the representations made in this Fourth Amendment, certain Schedules and certain representations and warranties in the Credit Agreement.

                                SCHEDULE 3.04(b)
                 Financial Condition; No Material Adverse Change

Except for matters occurring prior to the Effective Date of the Fourth Amendment which have been disclosed to the Lenders or their representatives in writing prior to such date, there has been no material adverse change in the actual or prospective businesses, assets, operations or condition of the Parent, Borrower or other Restricted Subsidiaries, taken as a whole.

                                SCHEDULE 3.05(c)
                                   Properties

Set forth below is the address of each real property that is leased by the Parent (the Parent has no owned property), the Borrower or any other Restricted Subsidiary.

--------------------------------------------------------------------------------------------------
                     PHYSICAL ADDRESS                               CITY          STATE      ZIP
--------------------------------------------------------------------------------------------------
Christina Executive Campus; 131 Continental Drive #303            Newark           DE
--------------------------------------------------------------------------------------------------
70 Hubbard St., Suite 410, 4th Floor                              Chicago          IL       60610
--------------------------------------------------------------------------------------------------
65 East Wacker Place, Suite 400, Bsmt Room 150                    Chicago          IL       60601
--------------------------------------------------------------------------------------------------
225 West Ohio St Suite 200                                        Chicago          IL       60610
--------------------------------------------------------------------------------------------------
225 West Ohio St Suite 250                                        Chicago          IL       60610
--------------------------------------------------------------------------------------------------
6201 N. Winthrop, Suite 5, 6, 7, 8 / 6251 N. Winthrop, Suite 5    Indianapolis     IN
--------------------------------------------------------------------------------------------------
824 E. Tipton Street                                              Seymour          IN
--------------------------------------------------------------------------------------------------
Cormwell Center; 809 Gleneagles Crt #200                          Towson           MD       21286
--------------------------------------------------------------------------------------------------
451 D Street / 60-84 Fargo St                                     Boston           MA       02210
--------------------------------------------------------------------------------------------------
201 E. Seventeenth St., Suite B, Boardman View Terrance           Traverse City    MI
--------------------------------------------------------------------------------------------------
4660 S. Hagadorn Suite 320                                        East Lansing     MI       48823
--------------------------------------------------------------------------------------------------
2875 Eyde Parkway                                                 East Lansing     MI
--------------------------------------------------------------------------------------------------
325 E. Lake St. Units 21,23,24,27 & 29B                           Petoskey         MI       49770
--------------------------------------------------------------------------------------------------
West Main Arcade Suites 626 & 626A                                Oshtemo          MI
--------------------------------------------------------------------------------------------------
3625 W St. Joseph, Unit T31                                       Lansing          MI       48917
--------------------------------------------------------------------------------------------------
Plaza 9 Building; 900 Route 9 North                               Woodbridge       NJ        8095
--------------------------------------------------------------------------------------------------
Century Corp Center; 100 Century Pkwy, 1st floor                  Mount Laurel     NJ        8054
--------------------------------------------------------------------------------------------------
518 Market St. Lower Level                                        Camden           NJ        8101
--------------------------------------------------------------------------------------------------
65 a.k.a 75 Broad Street, Entire 11th Floor                       New York         NY       10004
--------------------------------------------------------------------------------------------------
5551 Far Hills Ave                                                Dayton           OH       45429
--------------------------------------------------------------------------------------------------
130 W. Second St. Suite 2200                                      Dayton           OH       45402
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
520 S. Main St. Building 24, Suite 2446                           Akron            OH       44311
--------------------------------------------------------------------------------------------------
344 West Fourth St.                                               Cincinnati       OH
--------------------------------------------------------------------------------------------------
502 Coshocton Ave. Suite 102                                      Mt. Vernon       OH       43050
--------------------------------------------------------------------------------------------------
1301 Summit St.                                                   Toledo           OH       43604
--------------------------------------------------------------------------------------------------
27181 Euclid Ave                                                  Cleveland        OH       44115
--------------------------------------------------------------------------------------------------
1621 Euclid Ave                                                   Cleveland        OH       44115
--------------------------------------------------------------------------------------------------
350 West Wilson Bridge Rd                                         Worthington      OH
--------------------------------------------------------------------------------------------------
450 West Wilson Bridge Rd, Suite 100, 120 & 150                   Worthington      OH
--------------------------------------------------------------------------------------------------
6505 Rockside Rd Suite 400, 425                                   Independence     OH       44131
--------------------------------------------------------------------------------------------------
535 to 579 Scherers Court                                         Worthington      OH       43085
--------------------------------------------------------------------------------------------------
191 West Nationwide Blvd., 4th Floor                              Columbus         OH       44128
--------------------------------------------------------------------------------------------------
15166 Neo Parkway                                                 Garfield Hts     OH       44128
--------------------------------------------------------------------------------------------------
50 Monument RD                                                    Bala Cynwyd      PA       19004
--------------------------------------------------------------------------------------------------
401 City Ave                                                      Bala Cynwyd      PA       19004
--------------------------------------------------------------------------------------------------
Evergreen Center, 101 Erford Rd                                   Camp Hill        PA       17011
--------------------------------------------------------------------------------------------------
One Presidential Blvd (2nd and 4th floors)                        Bala Cynwyd      PA       19004
--------------------------------------------------------------------------------------------------
1275 Glenlivet Drive Ste 300                                      Allentown        PA       18106
--------------------------------------------------------------------------------------------------
2401 Locust St                                                    Philadelphia     PA       19103
--------------------------------------------------------------------------------------------------
1001 Village Run Rd                                               Wexford          PA       15090
--------------------------------------------------------------------------------------------------
401 North Broad St.                                               Philadelphia     PA       19108
--------------------------------------------------------------------------------------------------
3400 West Chester Pike, Newtown Square, PA 19073                  Philadelphia     PA       19108
--------------------------------------------------------------------------------------------------
200 S 24th St -- First Floor                                      Philadelphia     PA       19108
--------------------------------------------------------------------------------------------------
201 S 24th St -- Fourth Floor                                     Philadelphia     PA       19108
--------------------------------------------------------------------------------------------------
202 S 24th St -- Fifth Floor                                      Philadelphia     PA       19108
--------------------------------------------------------------------------------------------------
203 S 24th St -- Sixth Floor                                      Philadelphia     PA       19108
--------------------------------------------------------------------------------------------------
8614 Westwood Center #600                                         Vienna           VA       22182
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
470 Spring Park Place, Suite 4                                    Herndon          VA
--------------------------------------------------------------------------------------------------
2105 S. 170th St                                                  New Berlin       WI       53151
--------------------------------------------------------------------------------------------------
2120 S. Calhoun Rd.                                               New Berlin       WI       53151
--------------------------------------------------------------------------------------------------
2050 S. Calhoun Rd.                                               New Berlin       WI       53151
--------------------------------------------------------------------------------------------------

                                  SCHEDULE 3.06
                                Disclosed Matters

Litigation Involving Claims for Damages against ATX Communications,
                          Inc. and/or its Subsidiaries(1)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              (APPROXIMATE) AMOUNT AT
              CAPTION                                   JURISDICTION                                   ISSUE
---------------------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc., et.                U.S. District Court for the             $22.6 million by Verizon;
al. v. ATX Communications, Inc., et              District of Delaware                    unspecified amounts in antritrust,
al.; ATX Communications, Inc., et                                                        breach of contract and
al v. Verizon Communications, Inc.,                                                      misepresentation counterclaims by
et al.                                                                                   ATX.
---------------------------------------------------------------------------------------------------------------------------
Ohio Bell Telephone d/b/a                        U.S. District Court for the             $8 - 14.4 million; unspecified
Ameritech vs. CoreComm Newco,                    Northern District of Ohio               amounts in antitrust, breach of
Inc.; CoreComm Newco, Inc., et al                                                        contract and misrepresentation
v. Ameritech, et. al.                                                                    counterclaims by Newco.
---------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corporation             Circuit Court, Cook                     $8 million plus return of
v. Megsinet, Inc., CoreComm                      County, IL                              equipment
Holdco, Inc. and CoreComm
Limited
---------------------------------------------------------------------------------------------------------------------------
Michael Nelson v. CoreComm                       Circuit Court, Cook
Limited, CoreComm Acquisition                    County, IL
Sub, Inc., MegsInet, Inc., Michael
Henry and Scott Widham
---------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corporation             Circuit Court, Cook                     Return of equipment
v. MegsINet, Inc., CoreComm                      County, IL
Holdco and CoreComm Limited                                                              Adverse Decision Rendered
                                                                                         9/24/02; equipment being
                                                                                         returned; no material adverse
                                                                                         effect on operations or financial
                                                                                         condition
---------------------------------------------------------------------------------------------------------------------------
Easton Telecom Services, LLC v.                  U.S. District Court for the             $1,085,000 million plus interest
CoreComm Internet Group, Inc.,                   Northern District of Ohio
Voyager, Information Networks,
Inc. and MegsINet, Inc.
---------------------------------------------------------------------------------------------------------------------------
KMC Telecom, Inc., KMC Telecom                   Supreme Court of New                    $2 million
II, Inc., and KMC Telecom of                     York, New York County
Virginia, Inc. v. CoreComm
---------------------------------------------------------------------------------------------------------------------------

-----------

1 Litigation involving claims of less than $20,000 have been omitted.

---------------------------------------------------------------------------------------------------------------------------
Limited, Cellular Communications
of Puerto Rico, Inc., CoreComm
New York, Inc., and Megsinet, Inc.

CoreComm Limited, et al. vs.
Michael Henry, Scott Widham and
Brian Clark
---------------------------------------------------------------------------------------------------------------------------
CoreComm Mass. Inc. v. Verizon                   Superior Court, Suffolk                 $1.1 million
New England d/b/a Verizon Mass.                  County, Mass.
---------------------------------------------------------------------------------------------------------------------------
3Com Corporation v. ATX                          Court of Common Pleas,                  $900,000
Communications, Inc.                             Montgomery County, PA

Preliminary Objections pending
---------------------------------------------------------------------------------------------------------------------------
Focal Communications Corp. Of Ill.,                                                      $802,687
PA, DE & NY v. ATX
Communications, Inc., ATX
Telecommunications Services, Inc.
ATX Licensing, Inc. and
CoreComm Communications, Inc.
---------------------------------------------------------------------------------------------------------------------------
ATX Telecommunications Services,                 Commonwealth Ct. of PA                  $631,429
Inc. v. Commonwealth of
Pennsylvania, No. 340 F.R. 2002.

(Appeal from PA Board of Finance
and Revenue pending)
---------------------------------------------------------------------------------------------------------------------------
TJS v. ATX Telecom Services                      ADR Options                             $500,000
---------------------------------------------------------------------------------------------------------------------------
Novelle v. CoreComm Limited and                  Circuit Court of Cook                   $472,442
MegsINet                                         County, Ill
---------------------------------------------------------------------------------------------------------------------------
Enavis Networks, Inc. v.                         Circuit Court, Pinellas                 $419,843.53
CoreComm Limited                                 County, FL
---------------------------------------------------------------------------------------------------------------------------
CIT Communications Finance Corp.                 Superior Court of New                   $360,279
v. Voyager Information Networks,                 Jersey Morris County
Inc.
---------------------------------------------------------------------------------------------------------------------------
Information Complaint of APCC                    Federal Communications                  $300,000 to 350,000
Services, Inc. v. ATX Licensing,                 Commission
Inc.
---------------------------------------------------------------------------------------------------------------------------
ATX Telecom. Services v. BAB                     Court of Common Pleas,                  Action by CoreComm for $95,000
                                                 Bucks County, PA                        in unpaid bills; counterclaims by
BAB v. ATX Telecom. Services                                                             BAB for $275,000 in alleged lost
                                                                                         profits
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Sunrise Leasing Corporation as                   Chicago, Illinois                       $258,271.43
Assignee of Sun Microsystems
Finance v. Megsinet, Inc.
---------------------------------------------------------------------------------------------------------------------------
Corporate Interiors of Delaware v.               Court of Common Pleas,                  $209,900.91
ATX Telecommunications Services                  Montgomery County, PA
---------------------------------------------------------------------------------------------------------------------------
Paradyne Corp. v. CoreComm                       Court of Common Pleas,                  $171,845.21
                                                 Cuyahoga County, OH
(CoreComm Newco has been
identified as proper defendant)
---------------------------------------------------------------------------------------------------------------------------
Shared Telecom v. Voyager and                    Superior Court, Marion                  $169,009.28
Net Direct                                       County, IN
---------------------------------------------------------------------------------------------------------------------------
GATX Technologies, Inc. v.                       Thirteenth Judicial Circuit,            $150,000
CoreComm Voyager Inc.                            FLA
---------------------------------------------------------------------------------------------------------------------------
BVFU Funding, LLC v. MegsINet,                   Massachusetts Superior                  $105,330
Inc, Michael Henry and Patrick                   Court
Henry
---------------------------------------------------------------------------------------------------------------------------
Tierney & Partners, Inc. v. ATX                  Court of Common Pleas,                  $104, 431.21
Telecommunications Services                      Montgomery County PA
---------------------------------------------------------------------------------------------------------------------------
Fresh Start Industries, Inc. v. ATX              U.S. District Court,                    In excess of $100,000;
Telecommunications Services, Inc.                Eastern District of PA                  counterclaims by ATX in excess
                                                                                          of $60,000
(predecessor in interest to
CoreComm-ATX, Inc.)
---------------------------------------------------------------------------------------------------------------------------
R.H. Welf & Associates, Inc. v.                  Court of Common Pleas,                  In excess of $100,000
CoreComm Services, Inc.                          Cuyahoga County, OH
                                                                                         RHWelf Demand: $20,000

                                                                                         CoreComm Offer: $5000
---------------------------------------------------------------------------------------------------------------------------
Romanoff Electric v. CoreComm                    Court of Common Pleas,                  $80,000
                                                 Columbus OH
---------------------------------------------------------------------------------------------------------------------------
Jackson Construction Company v.                  Superior Court, Suffolk                 $72,731.66
CoreComm Communications, Inc.                    County, MA
---------------------------------------------------------------------------------------------------------------------------
Eastrich No. 167 v. Metler Toledo v.             Franklin County, Ohio                   $70,000
CoreComm Newco, Inc.
---------------------------------------------------------------------------------------------------------------------------
Lindley Electric Supply v. ATX                   Court of Common Please,                 In excess of $50,000
Telecommunications Services, Inc.                Bucks County PA
---------------------------------------------------------------------------------------------------------------------------
Eric Bobo v. ATX                                 Court of Common Pleas,                  $50,000 salary demand +
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Telecommunications Services, Inc.                Montgomery County                       6524 shares of stock claimed due
---------------------------------------------------------------------------------------------------------------------------
Citicorp Vendor Finance, Inc. f/k/a              Supreme Court, New                      In excess of $40,000
Copeland Capital, Inc. v CoreComm                York, New York
Limited                                                                                  (CitiCorp settlement demand of
                                                                                         $23,000 + return of the
                                                                                         equipment).
---------------------------------------------------------------------------------------------------------------------------
Tasman v. ATX                                    Philadelphia County Court               $50,000
                                                 of Common Pleas
---------------------------------------------------------------------------------------------------------------------------
Full Service Computing v.                        Court of Common Pleas,                  $25,000.00
CoreComm-ATX, Inc.                               Allegheny County, PA
---------------------------------------------------------------------------------------------------------------------------
Crescent Public Communications v.                U.S. Bankruptcy Court,                  Approx.
ATX Telecom. Services                            Southern District of New
                                                 York                                    $20,000.00
---------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 3.12
                                  Subsidiaries

Set forth below are the names, and the ownership interest, of the Parent, CCI and the Borrower in each subsidiary of the Parent and CCI, along with the names of each Subsidiary that is a Subsidiary Loan Party.

------------------------------------------------------------------------------------------------------------------------
                                            AUTHORIZED      ISSUED
           SUBSIDIARY                        COMMON         COMMON   PAR VALUE                   CURRENT HOLDER
------------------------------------------------------------------------------------------------------------------------
ATX Licensing, Inc.                               100          10     $   0.01             Corecomm-ATX, Inc.
------------------------------------------------------------------------------------------------------------------------
ATX Telecommunications of Virginia,
LLC.                                             N/A         N/A        N/A                ATX Licensing, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm California, Inc.                       1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Communications, Inc.                   1,500       1,500     $.01 Par             ATX Communications, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Illinois, Inc                          1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Indiana, Inc.                          1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Internet Group, Inc.                   1,500       1,500     No Par               Corecomm Communications, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Maryland, Inc.                         1,000       1,000     $.01 Par             Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Massachusetts, Inc.                    1,000       1,000     $.01 Par             Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Michigan, Inc.                         1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Missouri, Inc.                         1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm New Jersey, Inc.                       1,000       1,000     $.01 Par             Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm New York, Inc.                           100         100     $.01 Par             Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Newco, Inc.                            1,500       1,500     No Par               Corecomm Communications, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Ohio, Inc.                             1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Oregon, Inc.                           1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Pennsylvania, Inc.                     1,000       1,000     $.01 Par             Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Rhode Island, Inc.                     1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Services, LLC (formerly,
CoreComm Services, Inc.)                         N/A         N/A       N/A                 Corecomm Communications, Inc.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CoreComm Vermont, Inc.                          1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm West Virginia, Inc.                    1,000       1,000     $.01 Par             Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm Wisconsin, Inc.                        1,500       1,500     No Par               Corecomm Newco, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm-ATX, Inc                               1,500       1,500     $.01 Par             Corecomm Communications, Inc.
------------------------------------------------------------------------------------------------------------------------
CoreComm-Voyager, Inc                           1,500       1,500     $.01 Par             Corecomm Communications, Inc.
------------------------------------------------------------------------------------------------------------------------
Cortelyou Communications, Corp.                 1,500       1,500     No Par               FCC Holdco I, Inc.
------------------------------------------------------------------------------------------------------------------------
Digicom, Inc.                                     750         200     No Par               Corecomm Communications, Inc.
------------------------------------------------------------------------------------------------------------------------
FCC Holdco I, Inc.                              1,500       1,500     No Par               Corecomm Communications, Inc.
------------------------------------------------------------------------------------------------------------------------
Fiberstream of New York, Inc.                     100         100     No Par               CCL Historical, Inc.
------------------------------------------------------------------------------------------------------------------------
Fiberstream, Inc..                                100         100     No Par               CCL Historical, Inc.
------------------------------------------------------------------------------------------------------------------------
Horizon Telecommunications, Inc.                1,000       1,000     No Par               Voyager Information Networks,
                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------
MegsINet Internet, Inc.
(formerly, MegsINet, Inc.)                      1,500       1,500     $.01 Par             Corecomm Internet Group, Inc.
------------------------------------------------------------------------------------------------------------------------
Voyager Data Services, Inc                        850         800     $.01 Par             Corecomm-Voyager, Inc.
------------------------------------------------------------------------------------------------------------------------
Voyager Information Networks, Inc.          3,000,000     787,819     $.0001 Par           Corecomm-Voyager, Inc.
------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 3.13
                            Description of Insurance

Set forth below is a description of all material insurance maintained by or on behalf of the Parent, the Borrower and the Restricted Subsidiaries.

SCHEDULE OF INSURANCE                                       Date: March 31, 2003

ASSURED:          ATX COMMUNICATIONS, INC. AND SUBSIDIARIES
                  50 Monument Road
                  Bala Cynwyd, PA 19004

--------------------------------------------------------------------------------------------------------------------------------
                    INSURANCE                  POLICY
 POLICY NO.          COMPANY                   PERIOD         LIMITS                      DESCRIPTION OF COVERAGE
--------------------------------------------------------------------------------------------------------------------------------
 486407237       Atlantic Mutual              06/01/02-                    Commercial Package Policy
                                              06/01/03                     Locations: As on file with insurance company

                                                                           Property
                                                                           All Risk; Replacement Cost
  Exposure                                                  $ 25,000,000   Blanket Building, Personal Property, EDP and media
$170,856,000                                                               Any One Location
                                                            $      1,000   Deductible (Windstorm Ded. = 2%)
                                                            $  1,000,000   Flood ($25,000 deductible)
                                                            $  1,000,000   Earthquake (5% deductible)
$25,000,000                                                 $ 10,000,000   Blanket Business Interruption (36 Hour Ded.)
                                                            $  1,000,000   Boiler & Machinery

                                                                           Inland Marine
 $600,000                                                   $    600,000   Transit Coverage($500 deductible)
                                                                           Per Shipment
                                                            $    100,000   Business Income - Stock in Transit
 $275.357                                                   $     45,000   Equipment Floater ($500 deductible)
                                                                           Per Vehicle
                                                                           Accounts Receivable; Valuable Papers and Record; Fine
                                                                           Arts; Outside Sign; Salesman's Floater; and R&D
                                                            $     25,000   Coverages

                                                                           Crime
                                                            $    500,000   Employee Dishonesty ($1,000 deductible)
                                                            $    500,000   Depositors Forgery ($1,000 deductible)
                                                                           Money & Securities (In & Out)
                                                            $     30,000   Includes Phone Cards ($1,000 deductible)

  Exposure                                                                 General Liability
$42,000,000                                                 $  2,000,000   General Aggregate
  Payroll                                                   $  1,000,000   Each Occurrence
                                                            $  1,000,000   Personal/Advertising Injury
$84,000,000                                                 $  2,000,000   Products/Completed Operations
   Sales                                                    $    100,000   Fire Damage Legal Liability
                                                            $     10,000   Medical Payments

                                                                           Ohio Stop Gap


                                                                           Employee Benefits Liability
                                                                           Claims Made Form
                                                            $  1,000,000   Each Occurrence
                                                            $  2,000,000   Annual Aggregate
                                                            $      1,000   Deductible

104 vehicles                                                               Automobile
                                                            $  1,000,000   Liability
                                                            $      5,000   Medical Payment
                                                            $  1,000,000   Uninsured Motoris
                                                            $        500   Comprehensive Deductible
                                                            $        500   Collision Deductible
                                                            $25 Each Day   Rental Reimbursement
                                                            $        750
                                                                 Maximum
                                                            $     25,000   Hired Car Physical Damage

                                                                           Umbrella
                                                            $ 25,000,000   Each Occurrence
                                                            $ 25,000,000   Annual Aggregate
                                                            $     10,000   Retention

                                                                           Global Endorsements

                                                                           Excess Liability Policy:
3SR130243-02     Kemper                       06/01/02 -    $ 25,000,000   Each Occurrence
                                              06/01/03         excess of   $25,000,000
                                                            $ 25,000,000   Aggregate
                                                            $      2,500   $25,000,000

 401550938       Atlantic Mutual              09/01/02 -                   Worker's Compensation & Employer's Liability
                                              09/01/03      Statutory      Workers Compensation
                                                            Limits
                                                                           Employer's Liability
                                                            $    500,000   BI by Accident/Each Accident
                                                            $    500,000   BI by Disease/Each Employee
                                                            $    500,000   BI by Disease/Policy Limit

 16886-002       Guardian Life                07/01/99 -                   Disability Benefits (New York)
                                              Continuous    Statutory      Short Term NY State Disability

 GO449100        Gulf Insurance               05/9/02 -                    CyberLiability Plus Policy
                                              05/9/03       $  1,000,000   Each Claim
                                                            $  1,000,000   Annual Aggregate
                                                            $     25,000   Deductible

Directors & Officers Liability Program
  5696864        National Union               09/01/02 -                   Directors & Officers Liability
                                              09/01/03      $ 10,000,000   Aggregate Limit of Liability
                                                            $    750,000   Retention - Securities Claims
                                                            $    750,000   Retention - Employment Practices Claims
                                                            $    750,000   Retention - All Other Claims

 GA4635915       Gulf Ins.                    09/01/02 -                   Excess Directors & Officers Liability
                                              09/01/03                     (Excess of $10,000,000)
                                                            $  5,000,000   Aggregate Limit of Liability